UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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AquaBounty Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Supplement to the
AquaBounty Technologies, Inc. 2020 Proxy Statement and
Notice of Annual Meeting of Stockholders
to be Held on April 28, 2020
This Supplement, dated April 13, 2020, supplements the Proxy Statement and Notice of Annual Meeting of Stockholders dated March 19, 2020 (the “Proxy Statement”), with respect to the 2020 Annual Meeting of Stockholders of AquaBounty Technologies, Inc. (the “Company”) to be held entirely online on April 28, 2020, at 8:30 a.m. Eastern Time (including any adjournment or postponement thereof, the “Annual Meeting”). This Supplement updates certain information, as described below, set forth in the Proxy Statement.
This Supplement contains important information about recent developments and should be read in conjunction with the Proxy Statement.

PROPOSAL 1 – ELECTION OF DIRECTORS
The Company has been notified that, in March 2020, Alana D. Czypinski, who is nominated for election as a director of the Company at the Annual Meeting, married Randal J. Kirk, who, together with his affiliates, holds approximately 44.6% of our common stock. Please see “Related-Party Transactions, Policies, and Procedures” contained in the Proxy Statement. An updated table setting forth the beneficial ownership of our common stock by certain beneficial owners and management is provided below.
The eight director nominees for election at the Annual Meeting remain: Richard J. Clothier, Alana D. Czypinski, Theodore J. Fisher, Richard L. Huber, Christine St.Clare, Rick Sterling, James C. Turk, Jr., and Sylvia Wulf.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE EIGHT NOMINEES FOR ELECTION AS DIRECTORS.

OWNERSHIP OF SECURITIES
The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of April 10, 2020, by (i) each person who, to our knowledge, beneficially owns 5% or more of the outstanding shares of our common stock, (ii) each of our directors and nominees for director, (iii) each named executive officer (as listed in the Summary Compensation Table, which appears later in this proxy statement), and (iv) all current directors and executive officers as a group. None of the shares reported as beneficially owned by our directors or executive officers are currently pledged as security for any outstanding loan or indebtedness.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. The table lists applicable percentage ownership based on 32,085,684 shares of our common stock outstanding as of April 10, 2020. The number of shares beneficially owned includes shares of our common stock that each person has the right to acquire within 60 days of April 10, 2020, including upon the exercise of stock options or warrants. These stock options and warrants are deemed outstanding for the purpose of computing the percentage of outstanding shares of our common stock owned by such person but are not deemed outstanding for the purpose of computing the percentage of outstanding shares of our common stock owned by any other person.

Name and address of beneficial owner(1)	Number of Shares Beneficially Owned	Percent of Class
Randal J. Kirk(2) The Governor Tyler 1881 Grove Avenue Radford, Virginia 24141	14,253,912	44.4%
LLF Financial S.A.(3) 23 Rue Aldringen Luxembourg, Luxembourg L-1118	3,161,192	9.9%
Archon Capital Management LLC(4) 1100 19th Avenue E Seattle, Washington 98112	1,812,100	5.7%

Sylvia A. Wulf	357,975	1.1%
Ronald L. Stotish	216,274	*
David A. Frank	116,274	*
Alejandro Rojas	87,744	*
Richard J. Clothier	75,883	*
Alana D. Czypinski(2)	14,253,912	44.4%
Theodore J. Fisher	388	*
Richard L. Huber	38,421	*
Jeffrey Perez	—	*
Christine St.Clare	13,910	*
Rick Sterling	95	*
James C. Turk	19,674	*
Executive officers and directors as a group (14 persons)	799,960	2.5%

*	Indicates beneficial ownership of less than one percent of the total outstanding shares of our common stock.

(1)	Unless otherwise indicated, the address for each beneficial owner is c/o AquaBounty Technologies, Inc., 2 Mill & Main Place, Suite 395, Maynard, MA 01754.

(2)
Based solely on a Schedule 13D/A filed on February 18, 2020, by Randal J. Kirk; Third Security; TS AquaCulture LLC (“TS AquaCulture”); and TS Biotechnology Holdings, LLC (“TS Biotechnology”), TS AquaCulture owns 8,239,199 shares of our common stock, or approximately 25.7% of our outstanding shares, and TS Biotechnology owns 5,175,000 shares of our common stock, or approximately 16.2% of our outstanding shares. In addition, entities controlled by Mr. Kirk, including Third Security and its affiliates other than TS AquaCulture and TS Biotechnology, currently hold 837,554 shares of our common stock, or approximately 2.6% of our outstanding shares. TS AquaCulture and TS Biotechnology are managed by Third Security, and TS AquaCulture is successor-in-interest to Precigen under the Relationship Agreement. See “Related-Party Transactions, Policies, and Procedures-Relationship Agreement with TS AquaCulture.” Further, Alana D. Czypinski, who married Randal J. Kirk in March 2020, has reported that she owns 2,159 shares of our common stock in her own name, which is less than one percent of our outstanding shares. Based on these holdings, Mr. Kirk, Third Security’s Chief Executive Officer and Senior Managing Director,

and Ms. Czypinski have each reported control over approximately 44.4% of our outstanding shares. Mr. Kirk and Ms. Czypinski each disclaim beneficial ownership of the shares owned directly by the other, and Ms. Czypinski disclaims beneficial ownership of the shares deemed beneficially owned by Mr. Kirk, other than those that she owns directly.

(3)
Based solely on a Schedule 13G filed on February 25, 2020, by Sopica Special Opportunities Fund LTD (“SSOF”), Sopica Global Retail Growth Fund LTD (“SGRGF”), and LLF Financial S.A. (“LLFF”), SSOF owns 511,192 shares of our common stock, or approximately 1.6% of our outstanding shares, and SGRGF owns 2,650,000 shares of our common stock, or approximately 8.3% of our outstanding shares. LLFF is the investment manager for, and holds all of the management shares of, each of SSOF and SGRGF and reports control over approximately 9.9% of our outstanding shares. Messrs. Yuriy Lopatynskyy and Henndiy Lopatynskyy each own half of the equity interests in LLFF.

(4)
Based solely on a Schedule 13G/A filed on February 13, 2020, by Archon Capital Management LLC, Constantinos Christofilis, and Strategos Fund, L.P., Strategos Fund, L.P. owns 1,200,110 shares of our common stock, or approximately 3.8% of our outstanding shares, and its General Partner, Archon Capital Management LLC, owns an additional 611,990 shares of our common stock, or approximately 1.9% of our outstanding shares. Constantinos Christofilis serves as the Managing Member of Archon Capital Management LLC.

GENERAL MEETING INFORMATION
Voting Matters
If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. Proxies already returned by stockholders will remain valid and will be voted at the Annual Meeting unless revoked.

•	If you are a record holder and submit your proxy, the proxy holders identified on the proxy will vote your shares as indicated on the proxy.

•	If you have not yet submitted your proxy, please do so.

•
If you are a record holder and submit your proxy without instructions as to how it is to be voted, the proxy holders identified on the proxy will vote your shares in accordance with the Board’s recommendations on each proposal.

Information on how to submit your proxy or vote your shares online during the Annual Meeting is available in the Proxy Statement. If you are the record holder of your stock, you may revoke your proxy at any time before it is voted by:

•	Delivering to the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than your proxy;

•	Signing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting;

•
If you submit your proxy by telephone or via the Internet, calling the telephone voting number or visiting the Internet voting site again and changing your voting instructions before the taking of the vote at the Annual Meeting; or

•	Attending the Annual Meeting online at www.meetingcenter.io/284357426 and voting, although attendance at the Annual Meeting will not, by itself, revoke a proxy.
If you are mailing a written notice of revocation or a later proxy, send it to: Secretary, AquaBounty Technologies, Inc., 2 Mill & Main Place, Suite 395, Maynard, MA 01754.
If you hold your shares through a broker, you must follow directions received from the broker in order to change your voting instructions or to vote online during the Annual Meeting. If you want to vote online during the Annual Meeting, you need to obtain a valid proxy from your broker authorizing you to vote your shares at the Annual Meeting and register to attend with our transfer agent, Computershare, by 5:00 p.m., Eastern Time, on April 24, 2020. Additional information regarding the registration process is contained in the Proxy Statement.
This Supplement is first being released to stockholders on or about April 13, 2020, and should be read together with the Proxy Statement. The information contained in this Supplement modifies or supersedes any inconsistent information contained in the Proxy Statement.